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                                                                  EXHIBIT 10(B)
                            MARTIN INDUSTRIES, INC.

            AMENDED AND RESTATED 1994 NONQUALIFIED STOCK OPTION PLAN


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1       DEFINITIONS

         As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                  (a) "Company" shall mean Martin Industries, Inc., a Delaware corporation.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Compensation Committee" shall mean the Compensation Committee of the Board, as the same may be constituted from time to time.

                  (d) "Grants and Awards Committee" shall mean a committee of the Board of Directors that is composed solely of two or more "Non-Employee Directors," as such term is defined in Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act.

                  (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (f) "Fair Market Value" shall mean, if applicable, the closing price per share of the Stock on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such Stock is sold in the regular way; or the last sales price per share of the Stock quoted on an automated quotation system of a registered securities association on which such Stock is sold in a regular way; or if the Stock is not registered or traded in such a manner that such quotations are available, the Fair Market Value shall be deemed to be the fair value per share of Stock determined in good faith by the Board or the Committee as of a date which is within 30 days of the date as of which the determination is to be made.

                  (g) "Stock," with respect to each share to which that term refers, shall mean one (1) share of Common Stock, par value $0.01 per share, of the Company now authorized; any other shares of the Stock of the Company hereafter authorized; and securities of the Company which, under any conditions, will be converted into or exchanged for any such Stock.

                  (h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.



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                  (i)    "Optionee" shall mean a director, officer, or key
management employee of the Company or any of its subsidiaries to whom an Option has been granted hereunder.

                  (j) "Insider" shall mean an individual who is required to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (k) "Plan" shall mean the Martin Industries, Inc. 1994 Nonqualified Stock Option Plan, the terms of which are set forth herein.

                  (l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.



                                   ARTICLE II

                                    THE PLAN

SECTION 2.1       NAME

         This Plan shall be known as the "Martin Industries, Inc. 1994 Nonqualified Stock Option Plan."


SECTION 2.2       PURPOSE

         The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to directors (including nonemployee directors), officers and key management personnel of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such directors, officers and key management personnel of Options under the terms set forth herein and to align the interests of the stockholders of the Company with the interests of said directors, officers and key management employees. The purpose of the Plan is also to provide compensation to selected directors, officers and key management personnel for past services rendered to the Company or its subsidiaries. By thus compensating such directors, officers and key management personnel and encouraging them to become owners of Stock of the Company, the Company seeks to compensate, motivate, incentivize, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the successful conduct of the business operations of the Company is largely dependent.



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SECTION 2.3       EFFECTIVE DATE

         The Plan was adopted by the Board of Directors and became effective as of October 18, 1994 (the "Effective Date"), and was ratified and approved by the stockholders of the Company on April 7, 1995.


                                  ARTICLE III

                                  PARTICIPANTS

SECTION 3.1       ELIGIBILITY

         Except as otherwise provided herein, any director (including any nonemployee director) or officer of the Company or its subsidiaries, or any key management employee of the Company or its subsidiaries, shall be eligible to participate in the Plan. Subject to the express provisions of the Plan, the Compensation Committee may grant Options, and, as the case may be, the Grants and Awards Committee may approve such grant, to any eligible director, officer or key management employee of the Company or its subsidiaries in accordance with such determinations as the Compensation Committee and the Grants and Awards Committee from time to time in their sole discretion shall make.



                                   ARTICLE IV

                                 ADMINISTRATION

SECTION 4.1 DUTIES AND POWERS OF THE COMPENSATION COMMITTEE AND THE GRANTS AND AWARDS COMMITTEE

         The Plan shall be administered by the Compensation Committee, except that any action taken with respect to grants and awards of securities to and other acquisitions of securities by Insiders under the Plan shall be taken by the Compensation Committee only if all of the members of the Compensation Committee meet the definition of a "non-employee director" under Rule 16b-3(b)(3) under the Exchange Act. If all of the members of the Compensation Committee are not "non-employee directors," such action shall be taken by a committee or subcommittee of two (2) or more members, all of whom are "non-employee directors." Subject to the foregoing and the express provisions of the Plan, the Compensation Committee shall have the discretion and authority to determine from among eligible directors, officers and key management employees those to whom and the time or times at which Options may be granted, the number of shares of Stock to be subject to each Option, the exercise price of each Option, and the period for the exercise of such Option, which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Compensation Committee shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of



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each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.


SECTION 4.2       MAJORITY RULE

         A majority of the members of the Compensation Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the committee shall constitute the action of the committee. Grants of Options to members of the Grants and Awards Committee shall be further approved by the majority of the remaining members of the Board of the Company.


SECTION 4.3       COMPANY ASSISTANCE

         The Company shall supply full and timely information to the Compensation Committee and the Grants and Awards Committee on all matters relating to eligible directors, officers and key management employees, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the said committees may require. The Company shall furnish the Compensation Committee and the Grants and Awards Committee with such clerical and other assistance as is necessary in the performance of their duties.



                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

SECTION 5.1       LIMITATIONS

         The number of shares of Stock which may be issued and sold hereunder shall not exceed 525,000 shares of Stock, subject to adjustment pursuant to the provisions of Section 5.3 hereof. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company, and such amount of shares shall be and is hereby reserved for issuance pursuant to this Plan. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until the termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.


SECTION 5.2       OPTIONS GRANTED UNDER PLAN

         Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire,



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terminate, or be canceled for any reason without being wholly exercised, new
Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.


SECTION 5.3       ANTIDILUTION

         In the event that the outstanding shares of Stock hereafter are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, or stock dividend after the effective date of the Plan,


                  (a) the aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately; and

                  (b) rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

         In the event of a dissolution or liquidation of the Company, the Options granted hereunder shall terminate; provided, however, that the Optionees shall have the right for a period of thirty (30) days prior to such dissolution or liquidation to exercise outstanding Options in full without regard to any installment exercise provisions and whether the Option by its terms is at such time immediately exercisable in full, to the extent it shall not have been exercised. In the event of (i) any merger, consolidation or combination involving the Company, other than (A) any merger, consolidation or combination that is solely for the purpose of changing the domicile of the Company, and (B) any merger, consolidation or combination that would result in the holders of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by the securities remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or combination, or (ii) any sale of substantially all the assets of the Company or a sufficient amount of Stock in the Company (whether by tender offer, original issuance, or a single or series of related stock purchase and sale agreements and/or transactions) sufficient to confer on the purchaser or purchasers thereof (whether individually or in a group) the ability to elect a majority of the Board of Directors of the Company, the Optionee shall have the right, immediately prior to such merger, consolidation, combination, or asset or stock sale to exercise outstanding Options in full, without regard to any installment exercise provisions and whether the Option by its terms is at such time immediately exercisable in full, to the extent that it shall not have been exercised. In the event of a transaction of the nature described in (i) above (including, without limitation, in (i)(A) and (i)(B) above), nothing contained herein shall prevent the Board and the Board of Directors of the surviving corporation and/or the acquiring corporation from converting an Option into an option to purchase stock in the surviving or acquiring corporation on a fair and equitable basis. In the event of a transaction described in (i) (including, without limitation, in (i)(A)



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and (i)(B)) and (ii) above, the Board shall be entitled in its discretion to require Optionees either to exercise their Options prior to such transactions becoming effective or to forfeit them in the absence of such an exercise.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment shall provide for the elimination of fractional share interests.

                                   ARTICLE VI

                                    OPTIONS

SECTION 6.1       OPTION GRANT AND AGREEMENT

         (a) Each Option granted hereunder shall be evidenced by a Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

         (b) In the event that an Optionee elects to exercise any Option under the Plan by tendering Stock (rather than cash) to the Company pursuant to
Section 6.4 below, the Committee is authorized (but not required) to grant such Optionee additional Options with respect to a number of shares of Stock equal to the number of shares so tendered, and having terms and conditions identical in all respects to the Options so exercised, except that the exercise price of such newly issued Options shall be equal to the Fair Market Value of the Stock as of the date of such tender.


SECTION 6.2       OPTION PRICE

         The per share price of the Stock subject to each Option shall be determined by the Compensation Committee in the exercise of its discretion, with due consideration for the compensation and incentive purposes of this Plan, but said per share price shall not be less than the greater of (i) the par value of the Stock on the date the Option is granted or any time during which the Option is exercisable, or (ii) 85% of the Fair Market Value of the Stock on the date of grant.


SECTION 6.3       OPTION PERIOD

         Each Option granted hereunder must be granted within ten years from the Effective Date of the Plan. The period for the exercise of each Option shall be determined by the Compensation Committee, but in no instance shall such period exceed ten years. During any period in which the Company has a class of equity securities registered under Section 12 of the Exchange Act, Options granted to any officer ( as defined at Rule 16a-1(f) promulgated under the Exchange Act) of director of the Company shall not be exercisable within the first six months after the date of



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grant, except in the case of the termination of an Optionee's employment on account of total and permanent disability or death or unless it should become exercisable upon a change of control of the Company pursuant to Section 5.3 hereof, in each case where the exercise thereof would not cause a violation of
Section 16(b) of the Exchange Act. The foregoing notwithstanding, the Compensation Committee in its discretion may provide for a shorter, or no, holding period prior to the exercise of an Option or may accelerate the times when Options are exercisable after the initial grant thereof, subject, in the case of Options of Insiders, to approval by the Grants and Awards Committee, if necessary; provided, however, that the Compensation Committee or the Grants and Awards Committee may not exercise such power in a manner that would shorten the initial six-month period for officers and directors of the Company referred to in the foregoing sentence if it would permit a violation of Section 16(b) of the Exchange Act.


SECTION 6.4       OPTION EXERCISE

                  (a) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted by the exercise thereof as determined by the Compensation Committee (and, with respect to Options of Insiders, if necessary, as approved by the Grants and Awards Committee), and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Alabama, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised.

                  (b) The Option price upon exercise of any Option shall be payable to the Company in full either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock which has been held by the Optionee for a minimum of six months prior to such exercise, and having a Fair Market Value as of the business day immediately preceding the date of exercise equal to the total Option price, or (iii) by a combination of (i) and (ii). Any shares of Stock received by the Company pursuant to this Section 6.4(b) shall be held by the Company as treasury shares.

                  (c) No Option granted hereunder shall be exercisable unless at all times during the period beginning on the date of the granting of such Option and ending on the day which is three months before the date of exercise (or ending on the day which is twelve months before the date of exercise in the event of the total and permanent disability or death of an Optionee) the Optionee was a director, officer or full-time employee of either the Company or a subsidiary of the Company, or a corporation (or parent or subsidiary of such corporation) issuing or assuming such Option in accordance with the terms of this Plan.


SECTION 6.5       NONTRANSFERABILITY OF OPTION

         No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee.



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SECTION 6.6       EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT

                  (a) In the event that the employment or directorship of an Optionee to whom an Option shall have been granted shall be terminated for any reason other than for cause (as defined below), death or disability, such Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his termination) by such Optionee at any time prior to the expiration date of the Option or within three months after the date of such termination, whichever is earlier, but only to the extent such Optionee had the right to exercise such Option at the date of such termination.

                  (b) If the employment or directorship of an Optionee to whom an Option shall have been granted is terminated for cause, as defined below, such Option shall terminate immediately upon such termination. For purposes of this Section 6.6, the term "for cause" shall be defined as a good faith express determination by the Board that the Optionee has been guilty of willful misconduct or dishonesty, a good faith express determination by the Board that the Optionee has been grossly derelict in or has breached or has grossly neglected the Optionee's duty to the Company or upon the Optionee's voluntarily leaving the employment of the Company and thereafter becoming employed by or associated directly or indirectly with a firm or entity which, in the good faith determination by the Board, is in direct competition with the Company and/or one or more of its subsidiaries.

                  (c) If an Optionee to whom an Option shall have been granted shall die or become totally and permanently disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), or as determined by the Compensation Committee in its discretion), while he is employed by or a director of the Company or its subsidiaries, such Option may be exercised (to the extent that the Optionee would otherwise have been entitled to do so at the date of his death or disability) by such Optionee, his personal representatives, the executor or administrator of the estate of the Optionee, or the person or persons to whom an Option granted hereunder shall have been validly transferred pursuant to a will or the laws of descent and distribution, at any time prior to the expiration date of the Option or within twelve months after the date of such death or disability, whichever shall first occur.

                  (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

                  (e) Section 6.4(c) above notwithstanding, the Compensation Committee may, in its sole discretion, either at the date of the execution of a Stock Option Agreement or at any time thereafter, increase the amount of time during which an Optionee or his personal representative, executor, administrator or other legatee or devisee may exercise such Option following such Optionee's termination other than for cause as set forth in Sections 6.6
(a) and (c) above; provided, however, that in the case of Options of Insiders, any such increase in the amount of time during



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which said Option may be exercised may require the approval of the Grants and
Awards Committee. The Compensation Committee may also, in its sole discretion, require as a condition to the exercise of an Option and/or the purchase of shares of stock thereunder whatever assurances it deems reasonable that the Option has not and will not meet the definition of "for cause" set forth in
Section 6.6 (b) above.


SECTION 6.7       RIGHTS AS STOCKHOLDER

         An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.



                                  ARTICLE VII

                               STOCK CERTIFICATES

SECTION 7.1       STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of an Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall in its sole discretion deem necessary or advisable;

                  (b) the obtaining of any approval or other clearance from any federal or state governmental agency which the Compensation Committee shall in its sole discretion determine to be necessary or advisable;

                  (c) the lapse of such reasonable period of time following the exercise of the Option as the Compensation Committee from time to time may establish for reasons of administrative convenience;

                  (d) the compliance with any and all applicable federal, state or local laws; and

                  (e) such other terms and conditions as may be set forth in the Plan.

The Company shall further be entitled to place whatever legends on such certificate as it shall deem reasonably necessary or appropriate.



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                                  ARTICLE VIII

              TERMINATION, AMENDMENT, AND MODIFICATION OF THE PLAN

         The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may

                  (a) increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.3 hereof;

                  (b) materially modify the requirements as to those persons who are eligible to participate in the Plan; and

provided, further, that no termination, amendment, or modification of the Plan shall in any manner affect any Stock Option Agreement theretofore entered into pursuant to the Plan without the consent of the Optionee or valid transferee of the Option.



                                   ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.1       EMPLOYMENT

         Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any of its subsidiaries.


SECTION 9.2       OTHER COMPENSATION PLANS

         The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any of its subsidiaries.


SECTION 9.3       PLAN BINDING ON SUCCESSORS

         The Plan shall be binding upon the successors and assigns of the Company.



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SECTION 9.4       SINGULAR, PLURAL; GENDER

         Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.


SECTION 9.5       HEADINGS, ETC., NO PART OF PLAN

         Headings of Articles and Sections hereof are inserted for convenience and references; they constitute no part of the Plan.


SECTION 9.6       INVESTMENT REPRESENTATION

         Each Stock Option Agreement shall contain an agreement that, upon demand by the Compensation Committee for such a representation, the Optionee shall deliver to the Compensation Committee at the time of any exercise of an Option a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Optionee or such other persons to purchase any such shares.


SECTION 9.7       COMPLIANCE WITH SECTION 16

         During any period in which the Company has a class of equity securities registered under Section 12 of the Exchange Act, and with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Section 16 of the Exchange Act and the rules promulgated thereunder (including, without limitation, Rule 16b-3) or their successors under the Exchange Act. To the extent any provision of the Plan or any Stock Option Agreement or any action by the Grants and Awards Committee or the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the committee, and it shall be restructured to the extent deemed advisable by the committee so to comply.


SECTION 9.8       COMPLIANCE WITH OTHER LAWS AND REGULATIONS

         The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any



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governmental body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.


SECTION 9.9       WITHHOLDING BY THE COMPANY

         A Stock Option Agreement executed pursuant to this Plan may contain a provision to the effect that the Optionee will consent to any withholding actions that the Company deems reasonably necessary to enable the Company to obtain the benefit of an income tax deduction under the Code, and any related state or local income tax laws, in the amount of the difference between the Option exercise price of the Stock and its fair market value on the date of exercise or the lapse of a restriction, as applicable.



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